Exhibit 10.2

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DATE:               July 30, 2007

AMENDED:            August 15, 2007

TO: DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Swap Trustee on behalf of the Swap Trust with respect to INDYMAC INDX MORTGAGE LOAN TRUST 2007-FLX6, Mortgage Pass-Through Certificates, Series 2007-FLX6 ("Party B")

Attention:          TRUST ADMINISTRATIONIN07F6
Facsimile:          714-656-2626
Phone:              714-247-6000

FROM:               MERRILL LYNCH CAPITAL SERVICES, INC. ("Party A")

CONTACT:            THOMAS MOORE
EMAIL               thmoore@exchange.ml.com
TEL:                212.236.8657
FAX:                917.778.0836

SUBJECT:            Interest Rate Swap
REFERENCE NUMBER:   07DL21889, 3651763

THIS COMMUNICATION SUPERCEDES AND REPLACES ALL PRIOR COMMUNICATION BETWEEN THE PARTIES HERETO WITH RESPECT TO THE TRANSACTION DESCRIBED BELOW.

The purpose of this long-form confirmation ("Long-form Confirmation") is to confirm the terms and conditions of the current Transaction entered into on the Trade Date specified below (the "Transaction") between Merrill Lynch Capital Services, Inc. ("Party A") and Deutsche Bank National Trust Company, not individually, but solely as swap trustee (the "Swap Trustee") on behalf of the swap trust with respect to the IndyMac INDX Mortgage Loan Trust 2007-FLX6 Mortgage Pass-Through Certificates, Series 2007-FLX6 (the "Swap Trust") ("Party B") created under the Pooling and Servicing Agreement, dated as of June 1, 2007, among IndyMac MBS, Inc. as Depositor, IndyMac Bank, F.S.B. as Seller and Servicer, Deutsche Bank National Trust Company as Trustee, Swap Trustee and Supplemental Interest Trustee (the "Pooling and Servicing Agreement"). This Long-form Confirmation evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below and replaces any previous agreement between us with respect to the subject matter hereof.
Item 2 of this Long-form Confirmation constitutes a "Confirmation" as referred to in the ISDA Master Agreement (defined below); Item 3 of this Long-form Confirmation constitutes a "Schedule" as referred to in the ISDA Master Agreement; and Annex A hereto constitutes Paragraph 13 of a Credit Support Annex to the Schedule.

Item 1. The Confirmation set forth at Item 2 hereof shall supplement, form a part of, and be subject to an agreement in the form of the ISDA Master Agreement (Multicurrency - Cross Border) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc. (the "ISDA Master Agreement"), as if Party A and Party B had executed an agreement in such form on the date hereof, with a Schedule as set forth in Item 3 of this Long-form Confirmation, and an ISDA Credit Support Annex (Bilateral Form - ISDA Agreements Subject to New York Law Only version) as published and copyrighted in 1994 by the International Swaps and Derivatives Association, Inc., with Paragraph 13 thereof as set forth in Annex A hereto (the "Credit Support Annex"). For the avoidance of doubt, the Transaction described herein shall be the sole Transaction governed by such ISDA Master Agreement.

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Item 2.  The terms of the particular Transaction to which this Confirmation relates are as follows:

         Type of Transaction:                        Interest Rate Swap

         Notional Amount:                            USD 1,370,829.14 subject to
                                                     amortization in accordance
                                                     with Schedule A, attached
                                                     hereto.

         Trade Date:                                 July 20, 2007

         Effective Date:                             July 25, 2008

         Termination Date:                           September 25, 2014, subject
                                                     to adjustment in accordance
                                                     with the Modified Business
                                                     Day Convention

         Additional Payment:                         USD 133,000.00 payable by
                                                     Party B to Party A on July
                                                     30, 2007

         Fixed Amounts:

                  Fixed Rate Payer:                  Party B

                  Fixed Rate Payer
                  Period End Dates:                  The 25th calendar day of
                                                     each month during the Term
                                                     of this Transaction,
                                                     commencing August 25, 2008,
                                                     and ending on the
                                                     Termination Date, Inclusive

                  Fixed Rate Payer
                  Payment Dates:                     The 25th calendar day of
                                                     each month during the Term
                                                     of this Transaction,
                                                     commencing August 25, 2008,
                                                     and ending on September 25,
                                                     2014, inclusive, subject to
                                                     adjustment in accordance
                                                     with the Modified Following
                                                     Business Day Convention,
                                                     and subject to Netting as
                                                     defined below under Other
                                                     Provisions

                  Fixed Amount Formula:              Notional Amount x Scale
                                                     Factor x 5.300000% x Fixed
                                                     Rate Day Count Fraction

                  Scale Factor:                      250


                  Fixed Rate Day
                  Count Fraction:                    Actual/360

                  No Adjustment to
                  Period End Date(s):                Applicable


         Floating Amounts:

                  Floating Rate Payer:               Party A

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                  Floating Rate Payer
                  Period End Dates:                  The 25th calendar day of
                                                     each month during the Term
                                                     of this Transaction,
                                                     commencing August 25, 2008,
                                                     and ending on September 25,
                                                     2014, inclusive, subject to
                                                     adjustment in accordance
                                                     with the Modified Following
                                                     Business Day Convention

                  Floating Rate Payer
                  Payment Dates:                     Two Business Days prior to
                                                     each Floating Rate Payer
                                                     Period End Date in each
                                                     month during the Term of
                                                     this Transaction,
                                                     commencing August 21, 2008,
                                                     and ending on the September
                                                     23, 2014, inclusive,
                                                     subject to adjustment in
                                                     accordance with the
                                                     Modified Following Business
                                                     Day Convention

                  Floating Rate Option:              USD-LIBOR-BBA

                  Floating Rate Amount:              Floating Rate Option x
                                                     Notional Amount x Scale
                                                     Factor x Floating Rate Day
                                                     Count Fraction

                  Designated Maturity:               One month

                  Spread:                            Inapplicable

                  Floating Rate Day
                  Count Fraction:                    Actual/360

                  No Adjustment of
                  Period End Date(s):                Inapplicable

                  Reset Dates:                       The first day of each
                                                     Floating Rate Calculation
                                                     Period.

                  Compounding:                       Inapplicable

                  Business Days:                     New York


         Other Provisions:                           Netting: With respect to
                                                     each Calculation Period, if
                                                     a Net Payment Amount for
                                                     such Calculation Period is
                                                     owed by Party A, then such
                                                     Net Payment Amount shall be
                                                     paid by Party A to Party B
                                                     on the related Floating
                                                     Rate Payer Payment Date,
                                                     and if a Net Payment Amount
                                                     for such Calculation Period
                                                     is owed by Party B, then
                                                     such Net Payment Amount
                                                     shall be paid by Party B to
                                                     Party A on the related
                                                     Fixed Rate Payer Payment
                                                     Date. "Net Payment Amount"
                                                     shall mean, for a
                                                     Calculation Period and a
                                                     party, the excess, if any,
                                                     of the aggregate amount
                                                     payable by such party in
                                                     respect of such Calculation
                                                     Period over the aggregate
                                                     amount payable by the other
                                                     party in respect of such
                                                     Calculation Period.

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Item 3.  Provisions Deemed Incorporated in a Schedule to the ISDA Master
         Agreement:

Part 1.  Termination Provisions.

For the purposes of this Agreement:-

(a)   "Specified Entity" will not apply to Party A or Party B for any purpose.

(b)   "Specified Transaction" will have the meaning specified in Section 14.

(c)   Events of Default.

      The statement below that an Event of Default will apply to a specific party means that upon the occurrence of such an Event of Default with respect to such party, the other party shall have the rights of a Non-defaulting Party under Section 6 of this Agreement; conversely, the statement below that such event will not apply to a specific party means that the other party shall not have such rights.

      (i) The "Failure to Pay or Deliver" provisions of Section 5(a)(i) will apply to Party A and will apply to Party B; provided, however, that
            Section 5(a)(i) is hereby amended by replacing the word "third" with the word "first"; provided, further, that notwithstanding anything to the contrary in Section 5(a)(i), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(i) unless a Moody's Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred.

      (ii) The "Breach of Agreement" provisions of Section 5(a)(ii) will apply to Party A and will not apply to Party B.

      (iii) The "Credit Support Default" provisions of Section 5(a)(iii) will apply to Party A and will not apply to Party B except that Section 5(a)(iii)(1) will apply to Party B solely in respect of Party B's obligations under Paragraph 3(b); provided, however, that notwithstanding anything to the contrary in Section 5(a)(iii)(1), any failure by Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex shall not constitute an Event of Default under Section 5(a)(iii) unless a Moody's Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred.

      (iv) The "Misrepresentation" provisions of Section 5(a)(iv) will apply to Party A and will not apply to Party B.

      (v) The "Default under Specified Transaction" provisions of Section 5(a)(v) will apply to Party A and will not apply to Party B.

      (vi) The "Cross Default" provisions of Section 5(a)(vi) will apply to Party A and will not apply to Party B. For purposes of Section 5(a)(vi), solely with respect to Party A:

      "Specified Indebtedness" will have the meaning specified in Section 14.

      "Threshold Amount" means with respect to Party A an amount equal to three percent (3%) of the shareholders' equity of Party A or, if applicable, a guarantor under an Eligible Guarantee with credit ratings at least equal to the S&P Required Ratings Threshold and the Moody's Second Trigger Threshold (as shown in the most recent annual audited financial statements of such entity determined in accordance with generally accepted accounting principles).

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      (vii) The "Bankruptcy" provisions of Section 5(a)(vii) will apply to Party
            A and will apply to Party B; provided, however, that, for purposes of applying Section 5(a)(vii) to Party B: (A) Section 5(a)(vii)(2) shall not apply, (B) Section 5(a)(vii)(3) shall not apply to any assignment, arrangement or composition that is effected by or pursuant to the Pooling and Servicing Agreement, (C) Section 5(a)(vii)(4) shall not apply to a proceeding instituted, or a petition presented, by Party A or any of its Affiliates (for purposes of Section 5(a)(vii)(4), Affiliate shall have the meaning set forth in Section 14, notwithstanding anything to the contrary in this Agreement), (D) Section 5(a)(vii)(6) shall not apply to any appointment that is effected by or pursuant to the Pooling and Servicing Agreement, or any appointment to which Party B has not yet become subject; (E) Section 5(a)(vii) (7) shall not apply; (F)
            Section 5(a)(vii)(8) shall apply only to the extent of any event which has an effect analogous to any of the events specified in clauses (1), (3), (4), (5) or (6) of Section 5(a)(vii), in each case as modified in this Part 1(c)(vii), and (G) Section 5(a)(vii)(9) shall not apply.

     (viii) The "Merger Without Assumption" provisions of Section 5(a)(viii) will apply to Party A and will not apply to Party B.

(d)   Termination Events.

      The statement below that a Termination Event will apply to a specific party means that upon the occurrence of such a Termination Event, if such specific party is the Affected Party with respect to a Tax Event, the Burdened Party with respect to a Tax Event Upon Merger (except as noted below) or the non-Affected Party with respect to a Credit Event Upon Merger, as the case may be, such specific party shall have the right to designate an Early Termination Date in accordance with Section 6 of this Agreement; conversely, the statement below that such an event will not apply to a specific party means that such party shall not have such right; provided, however, with respect to "Illegality" the statement that such event will apply to a specific party means that upon the occurrence of such a Termination Event with respect to such party, either party shall have the right to designate an Early Termination Date in accordance with
      Section 6 of this Agreement.

      (i) The "Illegality" provisions of Section 5(b)(i) will apply to Party A and will apply to Party B.

      (ii) The "Tax Event" provisions of Section 5(b)(ii) will apply to Party A except that, for purposes of the application of Section 5(b)(ii) to Party A, Section 5(b)(ii) is hereby amended by deleting the words "(x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y)", and the "Tax Event" provisions of Section 5(b)(ii) will apply to Party B.

      (iii) The "Tax Event Upon Merger" provisions of Section 5(b)(iii) will apply to Party A and will apply to Party B, provided that Party A shall not be entitled to designate an Early Termination Date by reason of a Tax Event upon Merger in respect of which it is the Affected Party.

      (iv) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to Party A and will not apply to Party B.

(e) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)   Payments on Early Termination. For the purpose of Section 6(e) of this
      Agreement:

      (i) Market Quotation will apply, provided, however, that, notwithstanding anything to the contrary in this Agreement, if an Early Termination Date has been designated as a result of a Derivative Provider Trigger Event, the following provisions will apply:

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            (A)   The definition of Market Quotation in Section 14 shall be
                  deleted in its entirety and replaced with the following:

                  "Market Quotation" means, with respect to one or more Terminated Transactions, a Firm Offer which is (1) made by an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party B (expressed as a positive number) in consideration of an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction, and (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included.

            (B) The definition of Settlement Amount shall be deleted in its entirety and replaced with the following:

                  "Settlement Amount" means, with respect to any Early Termination Date, an amount (as determined by Party B) equal to:

                  (a) if, on or prior to such Early Termination Date, a Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding, the Termination Currency Equivalent of the amount (whether positive or negative) of such Market Quotation;

                  (b) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations (for the avoidance of doubt, (I) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (II) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value); or

                  (c) if, on such Early Termination Date, no Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotation from an Approved Replacement has been communicated to Party B and remains capable of becoming legally binding upon acceptance by Party B, Party B's Loss (whether positive or negative and without reference to any Unpaid Amounts) for the relevant Terminated Transaction or group of Terminated Transactions."

            (C) If Party B requests Party A in writing to obtain Market Quotations, Party A shall use its reasonable efforts to do so before the Early Termination Date.

            (D) If the Settlement Amount is a negative number, Section 6(e)(i)(3) shall be deleted in its entirety and replaced with the following:

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                  "(3) Second Method and Market Quotation. If the Second Method
                  and Market Quotation apply, (I) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the Terminated Transactions, (II) Party B shall pay to Party A the Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (III) Party A shall pay to Party B the Termination Currency Equivalent of the Unpaid Amounts owing to Party B; provided, however, that (x) the amounts payable under the immediately preceding clauses (II) and (III) shall be subject to netting in accordance with
                  Section 2(c) of this Agreement and (y) notwithstanding any other provision of this Agreement, any amount payable by Party A under the immediately preceding clause (III) shall not be netted against any amount payable by Party B under the immediately preceding clause (I)."

            (E) At any time on or before the Early Termination Date at which two or more Market Quotations from Approved Replacements have been communicated to Party B and remain capable of becoming legally binding upon acceptance by Party B, Party B shall be entitled to accept only the lowest of such Market Quotations (for the avoidance of doubt, (I) a Market Quotation expressed as a negative number is lower than a Market Quotation expressed as a positive number and (II) the lower of two Market Quotations expressed as negative numbers is the one with the largest absolute value).

            (F)   In determining whether or not a Firm Offer satisfies clause
                  (B)(y) of the definition of Replacement Transaction and whether or not a proposed transfer satisfies clause (e)(B)(y) of the definition of Permitted Transfer, Party B shall act in a commercially reasonable manner.

      (ii)  The Second Method will apply.

(g)   "Termination Currency" means USD.

(h) Additional Termination Events. Additional Termination Events will apply as provided in Part 5(c).

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Part 2. Tax Matters.

(a)   Tax Representations.

      (i)   Payer Representations. For the purpose of Section 3(e) of this
            Agreement:

            (A)   Party A makes the following representation:

                  It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on: the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement; (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
                  Section 4(a)(i) or 4(a)(iii) of this Agreement; and (iii) the satisfaction of the agreement of the other party contained in
                  Section 4(d) of this Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

                  Party B: None


      (ii)  Payee Representations. For the purpose of Section 3(f) of this
            Agreement:



            (A)   Party A makes the following representation(s):

                  Party A is a corporation organized under the laws of the State of Delaware.

            (B)   Party B makes the following representation(s): None

(b)   Tax Provisions.

      (i)   Gross Up. Section 2(d)(i)(4) shall not apply to Party B as X, and
            Section 2(d)(ii) shall not apply to Party B as Y, in each case such that Party B shall not be required to pay any additional amounts referred to therein.

      (ii) Indemnifiable Tax. The definition of "Indemnifiable Tax" in Section 14 is deleted in its entirety and replaced with the following:

            "Indemnifiable Tax" means, in relation to payments by Party A, any Tax and, in relation to payments by Party B, no Tax.



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Part 3. Agreement to Deliver Documents.

(a) For the purpose of Section 4(a)(i), tax forms, documents, or certificates to be delivered are:

Party required to deliver   Form/Document/                                       Date by which to
document                    Certificate                                          be delivered
Party A                     An original properly completed and executed          (i) upon execution of this Agreement, (ii) on
                            United States Internal Revenue Service Form W-9      or before the first payment date under this
                            (or any successor thereto) with respect to any       Agreement, including any Credit Support
                            payments received or to be received by Party A       Document, (iii) promptly upon the reasonable
                            that eliminates U.S. federal withholding and         demand by Party B, (iv) prior to the expiration
                            backup withholding Tax on payments to Party A        or obsolescence of any previously delivered
                            under this Agreement.                                form, and (v) promptly upon the information on
                                                                                 any such previously delivered form becoming
                                                                                 inaccurate or incorrect.

Party B                     (i) Upon execution of this Agreement, an executed    (i) upon execution of this Agreement, (ii) on
                            United States Internal Revenue Service Form W-[9]    or before the first payment date under this
                            [8BEN] [8ECI] [8IMY including applicable             Agreement, including any Credit Support
                            attachments] (or any successor thereto) with         Document, (iii) in the case of a tax
                            respect to any payments received or to be            certification form other than a Form W-9,
                            received by the initial beneficial owner of          before December 31 of each third succeeding
                            payments to Party B under this Agreement, and        calendar year, (iv) promptly upon the
                            (ii) thereafter,  the appropriate tax                reasonable demand by Party B, (v) prior to the
                            certification form (i.e., IRS Form W-9 or IRS        expiration or obsolescence of any previously
                            Form W-8BEN, W-8IMY, W-8EXP or W-8ECI, as            delivered form, and (vi) promptly upon
                            applicable (or any successor form thereto)) with     knowledge that the information on any such
                            respect to any payments received or to be            previously delivered form becoming inaccurate
                            received by the beneficial owner of payments to      or incorrect.
                            Party B under this Agreement from time to time.

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(b)   For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to    Form/Document/                                      Date by which to                      Covered by Section
deliver document     Certificate                                         be delivered                          3(d) Representation
Party A and          Any documents required by the receiving party to    Upon the execution and delivery of    Yes
Party B              evidence the authority of the delivering party or   this Agreement
                     its Credit Support Provider, if any, for it to
                     execute and deliver the Agreement, each
                     Confirmation, and any Credit Support Documents to
                     which it is a party, and to evidence the authority
                     of the delivering party or its Credit Support
                     Provider to perform its obligations under the
                     Agreement, each Confirmation and any Credit
                     Support Document, as the case may be

Party A and          A certificate of an authorized officer of the       Upon the execution and delivery of    Yes
Party B              party, as to the incumbency and authority of the    this Agreement
                     respective officers of the party signing the
                     Agreement, each  Confirmation, and any relevant
                     Credit Support Document, as the case may be

Party A              Annual Report of Party A containing consolidated    Promptly upon becoming publicly       Yes
                     financial statements certified by independent       available
                     certified public accountants and prepared in
                     accordance with generally accepted accounting
                     principles in the country in which Party A is
                     organized

Party A              Quarterly Financial Statements of Party A           Promptly upon becoming publicly       Yes
                     containing unaudited, consolidated financial        available
                     statements of Party A's fiscal quarter prepared
                     in accordance with generally accepted accounting
                     principles in the country in which Party A is
                     organized

Party A              An opinion of counsel to Party A reasonably         Upon the execution and delivery of    No
                     acceptable to Party B.                              this Agreement

Party A              A guarantee of Merrill Lynch & Co., Inc.            Upon the execution and delivery of    No
                                                                         this Agreement

Party A              An opinion of counsel to Party A's Guarantor        Upon the execution and delivery of    No
                     reasonably acceptable to Party B                    this Agreement

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Part 4.  Miscellaneous.

(a)   Address for Notices: For the purposes of Section 12(a) of this Agreement:

      Address for notices or communications to Party A:

      Address:          Merrill Lynch World Headquarters
                        4 World Financial Center, 18th Floor
                        New York, New York 10080
      Attention:        Swap Group
      Facsimile No.:    917-778-0836
      Telephone No.:    212-449-2467

      (For all purposes)

      Additionally, a copy of all notices pursuant to Sections 5, 6, and 7 as well as any changes to counterparty's address, telephone number or facsimile number should be sent to:

                        GMI Counsel
                        Merrill Lynch World Headquarters
                        4 World Financial Center, 12th Floor
                        New York, New York 10080
      Attention:        Swaps Legal
      Facsimile No.:    212-449-6993


      Address for notices or communications to Party B:

      Address:          IndyMac INDX Mortgage Loan Trust 2007-FLX6
                        c/o Deutsche Bank National Trust Company
                        1761 East St. Andrew Place
                        Santa Ana, CA 92705
      Attention:        Trust AdministrationIN07F6
      Facsimile:        714-656-2626
      Phone:            714-247-6000

      (For all purposes)

(b)   Process Agent. For the purpose of Section 13(c):

      Party A appoints as its Process Agent:  Not applicable.

      Party B appoints as its Process Agent:  Not applicable.

(c) Offices. The provisions of Section 10(a) will apply to this Agreement; neither Party A nor Party B has any Offices other than as set forth in the Notices Section and Party A agrees that, for purposes of Section 6(b) of this Agreement, it shall not in the future have any Office other than one in the United States.

(d)   Multibranch Party. For the purpose of Section 10(c) of this Agreement:

      Party A is not a Multibranch Party.

      Party B is not a Multibranch Party.

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(e)   Calculation Agent. The Calculation Agent is Party A; provided, however, that if an Event of Default shall have occurred with respect to Party A, Party B shall have the right to appoint as Calculation Agent a financial institution which would qualify as a Reference Market-maker, reasonably acceptable to Party A, the cost for which shall be borne by Party A.

(f)   Credit Support Document.


      Party A: The Credit Support Annex, and any guarantee in support of Party A's obligations under this Agreement.

      Party B: The Credit Support Annex, solely in respect of Party B's obligations under Paragraph 3(b) of the Credit Support Annex.

(g)   Credit Support Provider.

      Party A: The guarantor under any guarantee in support of Party A's obligations under this Agreement.

      Party B:          None.

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole (including any claim or controversy arising out of or relating to this Agreement), without regard to the conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) will apply to each Transaction hereunder.

(j) Affiliate. "Affiliate" shall have the meaning assigned thereto in Section 14; provided, however, that Party B shall be deemed to have no Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

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Part 5. Other Provisions.

(a) Definitions. Unless otherwise specified in a Confirmation, this Agreement and each Transaction under this Agreement are subject to the 2000 ISDA Definitions as published and copyrighted in 2000 by the International Swaps and Derivatives Association, Inc. (the "Definitions"), and will be governed in all relevant respects by the provisions set forth in the Definitions, without regard to any amendment to the Definitions subsequent to the date hereof. The provisions of the Definitions are hereby incorporated by reference in and shall be deemed a part of this Agreement, except that (i) references in the Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement, and (ii) references to a "Transaction" in this Agreement shall be deemed references to a "Swap Transaction" for purposes of the Definitions. Each term capitalized but not defined in this Agreement shall have the meaning assigned thereto in the Pooling and Servicing Agreement.

      Each reference herein to a "Section" (unless specifically referencing the Pooling and Servicing Agreement) or to a "Section" "of this Agreement" will be construed as a reference to a Section of the ISDA Master Agreement; each herein reference to a "Part" will be construed as a reference to the Schedule to the ISDA Master Agreement; each reference herein to a "Paragraph" will be construed as a reference to a Paragraph of the Credit Support Annex.

(b)   Amendments to ISDA Master Agreement.

      (i) Single Agreement. Section 1(c) is hereby amended by the adding the words "including, for the avoidance of doubt, the Credit Support Annex" after the words "Master Agreement".

      (ii) Conditions Precedent. Section 2(a)(iii) is hereby amended by adding the following at the end thereof:

            Notwithstanding anything to the contrary in Section 2(a)(iii)(1), if an Event of Default with respect to Party B or Potential Event of Default with respect to Party B has occurred and been continuing for more than 30 Local Business Days and no Early Termination Date in respect of the Affected Transactions has occurred or been effectively designated by Party A, the obligations of Party A under
            Section 2(a)(i) shall cease to be subject to the condition precedent set forth in Section 2(a)(iii)(1) with respect to such specific occurrence of such Event of Default or such Potential Event of Default (the "Specific Event"); provided, however, for the avoidance of doubt, the obligations of Party A under Section 2(a)(i) shall be subject to the condition precedent set forth in Section 2(a)(iii)(1) (subject to the foregoing) with respect to any subsequent occurrence of the same Event of Default with respect to Party B or Potential Event of Default with respect to Party B after the Specific Event has ceased to be continuing and with respect to any occurrence of any other Event of Default with respect to Party B or Potential Event of Default with respect to Party B that occurs subsequent to the Specific Event.

      (iii) Change of Account. Section 2(b) is hereby amended by the addition of the following after the word "delivery" in the first line thereof:
            "to another account in the same legal and tax jurisdiction as the original account".

      (iv) Representations. Section 3 is hereby amended by adding at the end thereof the following subsection (g):

            "(g)  Relationship Between Parties.

                  (1) Nonreliance. (i) It is not relying on any statement or representation of the other party (whether written or oral) regarding any Transaction hereunder, other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction and (ii) it has consulted with its own legal, regulatory, tax, business, investment, financial and accounting advisors to the extent it has deemed necessary, and it has made its own investment, hedging and trading decisions based upon its

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                        own judgment and upon any advice from such advisors as
                        it has deemed necessary and not upon any view expressed by the other party.

                  (2) Evaluation and Understanding. (i) It has the capacity to evaluate (internally or through independent professional advice) each Transaction and has made its own decision to enter into the Transaction and (ii) it understands the terms, conditions and risks of the Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose. It is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction.

                  (5) Eligible Contract Participant. It is an "eligible swap participant" as such term is defined in, Section 35.1(b)(2) of the regulations (17 C.F.R. 35) promulgated under, and an "eligible contract participant" as defined in Section 1(a)(12) of the Commodity Exchange Act, as amended."

      (v) Transfer to Avoid Termination Event. Section 6(b)(ii) is hereby amended (i) by deleting the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party," and the words ", which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed"and (ii) by deleting the words "to transfer" and inserting the words "to effect a Permitted Transfer" in lieu thereof.

      (vi) Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word "non-", (ii) deleting "; and" from the end of subparagraph (i) and inserting "." in lieu thereof, and (iii) deleting the final paragraph thereof.

      (vii) Local Business Day. The definition of Local Business Day in Section 14 is hereby amended by the addition of the words "or any Credit Support Document" after "Section 2(a)(i)" and the addition of the words "or Credit Support Document" after "Confirmation".

(c) Additional Termination Events. The following Additional Termination Events will apply:

      (i) Failure to Post Collateral. If Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex and such failure has not given rise to an Event of Default under Section 5(a)(i) or Section 5(a)(iii), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

      (ii) Second Rating Trigger Replacement. The occurrence of any event described in this Part 5(c)(ii) shall constitute an Additional Termination Event with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.


            (A) A Moody's Second Trigger Downgrade Event has occurred and is continuing and at least 30 Local Business Days have elapsed since such Moody's Second Trigger Downgrade Event first occurred, and at least one Eligible Replacement has made a Firm Offer that would, assuming the occurrence of an Early Termination Date, qualify as a Market Quotation (on the basis that Part 1(f)(i)(A) applies) and which remains capable of becoming legally binding upon acceptance.

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            (B)   An S&P Required Ratings Downgrade Event has occurred and is continuing and at least 60 calendar days have elapsed since such S&P Required Ratings Downgrade Event first occurred.



      (iii) Amendment of Pooling and Servicing Agreement. If, without the prior written consent of Party A where such consent is required under the Pooling and Servicing Agreement (such consent not to be unreasonably withheld, conditioned or delayed), an amendment is made to the Pooling and Servicing Agreement which amendment could reasonably be expected to have a material adverse effect on the interests of Party A (excluding, for the avoidance of doubt, any amendment to the Pooling and Servicing Agreement that is entered into solely for the purpose of appointing a successor servicer, master servicer, securities administrator, trustee or other service provider) under this Agreement, an Additional Termination Event shall have occurred with respect to Party B and Party B shall be the sole Affected Party with respect to such Additional Termination Event.

      (iv)  [Reserved.]



      (v)   [Reserved.]



      (vi) Optional Termination of Securitization. An Additional Termination Event shall occur upon the notice to Certificateholders of an Optional Termination becoming unrescindable in accordance with
            Article 9 of the Pooling and Servicing Agreement (such notice, the "Optional Termination Notice"). With respect to such Additional Termination Event: (A) Party B shall be the sole Affected Party; (B) notwithstanding anything to the contrary in Section 6(b)(iv) or
            Section 6(c)(i), the final Distribution Date specified in the Optional Termination Notice is hereby designated as the Early Termination Date for this Additional Termination Event in respect of all Affected Transactions; (C) Section 2(a)(iii)(2) shall not be applicable to any Affected Transaction in connection with the Early Termination Date resulting from this Additional Termination Event; notwithstanding anything to the contrary in Section 6(c)(ii), payments and deliveries under Section 2(a)(i) or Section 2(e) in respect of the Terminated Transactions resulting from this Additional Termination Event will be required to be made through and including the Early Termination Date designated as a result of this Additional Termination Event; provided, for the avoidance of doubt, that any such payments or deliveries that are made on or prior to such Early Termination Date will not be treated as Unpaid Amounts in determining the amount payable in respect of such Early Termination Date; (D) notwithstanding anything to the contrary in Section 6(d)(i), (I) if, no later than 4:00 pm New York City time on the day that is four Business Days prior to the final Distribution Date specified in the Optional Termination Notice, the Servicer requests the amount of the Estimated Swap Termination Payment, Party A shall provide to the Servicer in writing (which may be done in electronic format) the amount of the Estimated Swap Termination Payment no later than 2:00 pm New York City time on the following Business Day and (II) if the Servicer provides written notice (which may be done in electronic format) to Party A no later than two Business Days prior to the final Distribution Date specified in the Optional Termination Notice that all requirements of the Optional Termination have been met, then Party A shall, no later than one Business Day prior to the final Distribution Date specified in the Optional Termination Notice, make the calculations contemplated by Section 6(e) (as amended herein) and provide to the Servicer in writing (which may be done in electronic format) the amount payable by either Party B or Party A in respect of the related Early Termination Date in connection with this Additional Termination Event; provided, however, that the amount payable by Party B, if any, in respect of the related Early Termination Date shall be the lesser of (x) the amount calculated to be due from Party B pursuant to

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            Section 6(e) and (y) the Estimated Swap Termination Payment; and (E)
            notwithstanding anything to the contrary in this Agreement, any amount due from Party B to Party A in respect of this Additional Termination Event will be payable on the final Distribution Date specified in the Optional Termination Notice and any amount due from Party A to Party B in respect of this Additional Termination Event will be payable one Business Day prior to the final Distribution
            Date specified in the Optional Termination Notice.

            The Servicer shall be an express third party beneficiary of this Agreement as if a party hereto to the extent of the Servicer's rights specified herein.

(d) Required Ratings Downgrade Event. If a Required Ratings Downgrade Event has occurred and is continuing, then Party A shall, at its own expense, use commercially reasonable efforts to, as soon as reasonably practicable, either (A) effect a Permitted Transfer or (B) procure an Eligible Guarantee by a guarantor with credit ratings at least equal to the S&P Required Ratings Threshold and the Moody's Second Trigger Threshold.

(e)   Compliance with Item 1115 of Regulation AB.

      Party A and Party B hereby agree that the terms of the Item 1115 Agreement, dated as of June 29, 2006 (the "Item 1115 Agreement"), among IndyMac Bank, F.S.B., IndyMac MBS, Inc., IndyMac ABS, Inc. and Party A shall be incorporated by reference into this Agreement and Party B shall be an express third party beneficiary of the Item 1115 Agreement. A copy of the Item 1115 Agreement is annexed hereto at Annex B

(f)   Transfers.

      (i)   Section 7 is hereby amended to read in its entirety as follows:

            "Neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party unless (a) the prior written consent of the other party is obtained and (b) the Rating Agency Condition has been satisfied with respect to S&P except that:

            (a) Party A may make a Permitted Transfer (1) pursuant to Section 6(b)(ii) or the Item 1115 Agreement incorporated by reference pursuant to Part 5(e) above, (2) pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement), or (3) at any time at which no Relevant Entity has credit ratings at least equal to the Approved Ratings Threshold;

            (b) Party B may transfer its rights and obligations hereunder in connection with a transfer pursuant to Section 8.09 of the Pooling and Servicing Agreement, and

            (c) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

            Any purported transfer that is not in compliance with this Section will be void.

      (ii) If an Eligible Replacement has made a Firm Offer (which remains an offer that will become legally binding upon acceptance by Party B) to be the transferee pursuant to a Permitted Transfer, Party B shall, at Party A's written request and at Party A's expense, take any reasonable steps required to be taken by Party B to effect such transfer.

(g) Non-Recourse. Party A acknowledges and agrees that, notwithstanding any provision in this Agreement to the contrary, the obligations of Party B hereunder are limited recourse obligations of Party B, payable solely from

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      the Swap Trust and the proceeds thereof, in accordance with the priority of payments and other terms of the Pooling and Servicing Agreement and that Party A will not have any recourse to any of the directors, officers, agents, employees, shareholders or affiliates of the Party B with respect to any claims, losses, damages, liabilities, indemnities or other obligations in connection with any transactions contemplated hereby. In the event that the Swap Trust and the proceeds thereof, should be insufficient to satisfy all claims outstanding and following the realization of the account held by the Swap Trust and the proceeds thereof, any claims against or obligations of Party B under the ISDA Master Agreement or any other confirmation thereunder still outstanding shall be extinguished and thereafter not revive. The Swap Trustee shall not have liability for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts in the account held by the Swap Trust from the Trust created pursuant to the Pooling and Servicing Agreement. This provision will survive the termination of this Agreement.

(h) Timing of Payments by Party B upon Early Termination. Notwithstanding anything to the contrary in Section 6(d)(ii), to the extent that all or a portion (in either case, the "Unfunded Amount") of any amount that is calculated as being due in respect of any Early Termination Date under
      Section 6(e) from Party B to Party A will be paid by Party B from amounts other than any upfront payment paid to Party B by an Eligible Replacement that has entered into a Replacement Transaction with Party B, then such Unfunded Amount shall be due on the next subsequent Distribution Date following the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii), and on any subsequent Distribution Dates until paid in full (or if such Early Termination Date is the final Distribution Date, on such final Distribution Date); provided, however, that if the date on which the payment would have been payable as determined in accordance with Section 6(d)(ii) is a Distribution Date, such payment will be payable on such Distribution Date.

(i) Rating Agency Notifications. Notwithstanding any other provision of this Agreement, no Early Termination Date shall be effectively designated hereunder by Party B and no transfer of any rights or obligations under this Agreement shall be made by either party unless each Rating Agency has been provided prior written notice of such designation or transfer.

(j)   No Set-off. Except as expressly provided for in Section 2(c), Section 6 or
      Part 1(f)(i)(D) hereof, and notwithstanding any other provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.
      Section 6(e) shall be amended by deleting the following sentence: "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.".

(k) Amendment. Notwithstanding any provision to the contrary in this Agreement, no amendment of either this Agreement or any Transaction under this Agreement shall be permitted by either party unless each of the Rating Agencies has been provided prior written notice of the same and the Rating Agency Condition is satisfied with respect to S&P.

(l) Notice of Certain Events or Circumstances. Each Party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other Party and to each Rating Agency notice of such event or condition; provided that failure to provide notice of such event or condition pursuant to this Part 5(l) shall not constitute an Event of Default or a Termination Event.



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(m)   Proceedings. No Relevant Entity shall institute against, or cause any other person to institute against, or join any other person in instituting against Party B, the Swap Trust, or the trust formed pursuant to the Pooling and Servicing Agreement, in any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any federal or state bankruptcy or similar law for a period of one year (or, if longer, the applicable preference period) and one day following payment in full of the Certificates and any Notes. This provision will survive the termination of this Agreement.

(n) Swap Trustee Liability Limitations. It is expressly understood and agreed by the parties hereto that (a) any such documentation is executed and delivered by Deutsche Bank National Trust Company ("DBNTC") not in its individual capacity, but solely as Swap Trustee under the Pooling and Servicing Agreement in the exercise of the powers and authority conferred and invested in it thereunder; (b) DBNTC has been directed pursuant to the Pooling and Servicing Agreement to enter into this Agreement and to perform its obligations hereunder; (c) each of the representations, warranties, covenants, undertakings and agreements herein made on behalf of the Swap Trust is made and intended not as a personal representation of DBNTC but is made and intended for the purpose of binding only the Swap Trust; and (d) nothing herein contained shall be construed as creating any liability on DBNTC, individually or personally, to perform any covenant either expressed or implied contained herein, (including, for the avoidance of doubt, any liability, individually or personally, for any failure or delay in making a payment hereunder to Party A due to any failure or delay in receiving amounts held in the account held by the Swap Trust created pursuant to the Pooling and Servicing Agreement or any inability to provide any correct withholding certificate from a Certificateholder provided to the Swap Trustee) all such liability, if any, being expressly waived by the parties who are signatories to this Agreement and by any person claiming by, through or under such parties and
      (e) under no circumstances shall DBNTC in its individual capacity be personally liable for the payment of any indemnity, indebtedness, fees or expenses of the Swap Trust or any payments hereunder or for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Agreement or any other related documents, as to all of which recourse shall be had solely to the assets of the Swap Trust in accordance with the terms of the Pooling and Servicing Agreement.


(o) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) in any respect, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6, or 13 (or any definition or provision in Section 14 to the extent it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

      The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

(p) Agent for Party B. Party A acknowledges that the Depositor has appointed the Swap Trustee as agent under the Pooling and Servicing Agreement to carry out certain functions on behalf of Party B, and that the Swap Trustee shall be entitled to give notices and to perform and satisfy the obligations of Party B hereunder on behalf of Party B.

(q)   [Reserved.]

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(r)   Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications between trading, marketing, and operations personnel of the parties and their Affiliates, waives any further notice of such monitoring or recording, and agrees to notify such personnel of such monitoring or recording. Each party agrees to provide such recording to the other party upon reasonable request.


(s) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.


(t) Form of ISDA Master Agreement. Party A and Party B hereby agree that the text of the body of the ISDA Master Agreement is intended to be the printed form of the ISDA Master Agreement (Multicurrency - Crossborder) as published and copyrighted in 1992 by the International Swaps and Derivatives Association, Inc.



(u) Payment Instructions. Party A hereby agrees that, unless notified in writing by Party B of other payment instructions, any and all amounts payable by Party A to Party B under this Agreement shall be paid to the account specified in Item 4 of this Long-form Confirmation, below.



(v)   Additional representations.


      (i) Representations of Party A. Party A represents to Party B on the date on which Party A enters into each Transaction that:--

            (1) Party A's obligations under this Agreement rank pari passu with all of Party A's other unsecured, unsubordinated obligations except those obligations preferred by operation of law.


      (ii) Capacity. Party A represents to Party B on the date on which Party A enters into this Agreement that it is entering into the Agreement and the Transaction as principal and not as agent of any person. The Swap Trustee represents to Party A on the date on which the Swap Trustee executes this Agreement that it is executing the Agreement in its capacity as Swap Trustee.

(w)   Acknowledgements.

      (i) Substantial financial transactions. Each party hereto is hereby advised and acknowledges as of the date hereof that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and

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            in the Pooling and Servicing Agreement relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

      (ii) Bankruptcy Code. Subject to Part 5(m), without limiting the applicability if any, of any other provision of the U.S. Bankruptcy Code as amended (the "Bankruptcy Code") (including without limitation Sections 362, 546, 556, and 560 thereof and the applicable definitions in Section 101 thereof), the parties acknowledge and agree that all Transactions entered into hereunder will constitute "forward contracts" or "swap agreements" as defined in Section 101 of the Bankruptcy Code or "commodity contracts" as defined in Section 761 of the Bankruptcy Code, that the rights of the parties under Section 6 of this Agreement will constitute contractual rights to liquidate Transactions, that any margin or collateral provided under any margin, collateral, security, pledge, or similar agreement related hereto will constitute a "margin payment" as defined in Section 101 of the Bankruptcy Code, and that the parties are entities entitled to the rights under, and protections afforded by, Sections 362, 546, 556, and 560 of the Bankruptcy Code.

(x)   [Reserved.]



(y)   [Reserved.]



(z)   Additional Definitions.

      As used in this Agreement, the following terms shall have the meanings set forth below, unless the context clearly requires otherwise:

      "Approved Ratings Threshold" means each of the S&P Approved Ratings Threshold and the Moody's First Trigger Ratings Threshold



      "Approved Replacement" means, with respect to a Market Quotation, an entity making such Market Quotation, which entity would satisfy conditions
      (a), (b), (c) and (d) of the definition of Permitted Transfer (as determined by Party B in its sole discretion, acting in a commercially reasonable manner) if such entity were a Transferee, as defined in the definition of Permitted Transfer.



      "Derivative Provider Trigger Event" means (i) an Event of Default with respect to which Party A is a Defaulting Party, (ii) a Termination Event with respect to which Party A is the sole Affected Party or (iii) an Additional Termination Event with respect to which Party A is the sole Affected Party.

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      "Eligible Guarantee" means an unconditional and irrevocable guarantee of all present and future obligations of Party A under this Agreement (or, solely for purposes of the definition of Eligible Replacement, all present and future obligations of such Eligible Replacement under this Agreement or its replacement, as applicable) which is provided by a guarantor as principal debtor rather than surety and which is directly enforceable by Party B, the form and substance of which guarantee are subject to the Rating Agency Condition with respect to S&P and either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to deduction or Tax collected by withholding and such opinion has been delivered to Moody's, or (B) such guarantee provides that, in the event that any of such guarantor's payments to Party B are subject to deduction or Tax collected by withholding, such guarantor is required to pay such additional amount as is necessary to ensure that the net amount actually received by Party B (free and clear of any Tax collected by withholding) will equal the full amount Party B would have received had no such deduction or withholding been required, or (C) in the event that any payment under such guarantee is made net of deduction or withholding for Tax, Party A is required, under Section 2(a)(i), to make such additional payment as is necessary to ensure that the net amount actually received by Party B from the guarantor will equal the full amount Party B would have received had no such deduction or withholding been required.



      "Eligible Replacement" means an entity (A) that lawfully could perform the obligations owing to Party B under this Agreement (or its replacement, as applicable), (B) (I) (x) which has credit ratings from S&P at least equal to the S&P Required Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from S&P at least equal to the S&P Required Ratings Threshold, in either case if S&P is a Rating Agency, and (II) (x) which has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold or (y) all present and future obligations of which entity owing to Party B under this Agreement (or its replacement, as applicable) are guaranteed pursuant to an Eligible Guarantee provided by a guarantor with credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold, in either case if Moody's is a Rating Agency and (C) that has executed an
      Item 1115 Agreement with Depositor.

[LOGO OMITTED] [MERRILL LYNCH]




      "Estimated Swap Termination Payment" means, with respect to an Early Termination Date, an amount determined by Party A in good faith and in a commercially reasonable manner as the maximum payment that could be owed by Party B to Party A in respect of such Early Termination Date pursuant to Section 6(e) (as amended herein), taking into account then current market conditions.



      "Financial Institution" means a bank, broker/dealer, insurance company, structured investment company or derivative product company.



      "Firm Offer" means a quotation from an Eligible Replacement (i) in an amount equal to the actual amount payable by or to Party B in consideration of an agreement between Party B and such Eligible Replacement to replace Party A as the counterparty to this Agreement by way of novation or, if such novation is not possible, an agreement between Party B and such Eligible Replacement to enter into a Replacement Transaction (assuming that all Transactions hereunder become Terminated Transactions), and (ii) that constitutes an offer by such Eligible Replacement to replace Party A as the counterparty to this Agreement or enter a Replacement Transaction that will become legally binding upon such Eligible Replacement upon acceptance by Party B.



      "Moody's" means Moody's Investors Service, Inc., or any successor thereto.



      "Moody's First Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A2" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-1", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating or counterparty rating

[LOGO OMITTED] [MERRILL LYNCH]



      from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A1".



      "Moody's Second Trigger Downgrade Event" means that no Relevant Entity has credit ratings from Moody's at least equal to the Moody's Second Trigger Ratings Threshold.



      "Moody's Second Trigger Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (i) if such entity has a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3" and a short-term unsecured and unsubordinated debt rating from Moody's of "Prime-2", or (ii) if such entity does not have a short-term unsecured and unsubordinated debt rating from Moody's, a long-term unsecured and unsubordinated debt rating or counterparty rating from Moody's of "A3".



      "Permitted Transfer" means a transfer by novation by Party A, pursuant to
      Section 6(b)(ii) or the Item 1115 Agreement which is incorporated by reference pursuant to Part 5(e), or which is described in Sections 7(a)(2) or (3) (as amended herein), to a transferee (the "Transferee") of Party A's rights, liabilities, duties and obligations under this Agreement, with respect to which transfer each of the following conditions is satisfied:
      (a) the Transferee is an Eligible Replacement; (b) Party A and the Transferee are both "dealers in notional principal contracts" within the meaning of Treasury regulations section 1.1001-4; (c) as of the date of such transfer the Transferee would not be required to withhold or deduct on account of Tax from any payments under this Agreement or would be required to gross up for such Tax under Section 2(d)(i)(4); (d) an Event of Default or Termination Event would not occur as a result of such transfer; (e) the Transferee contracts with Party B pursuant to a written instrument (the "Transfer Agreement") (A) (i) on terms which are effective to transfer to the Transferee all, but not less than all, of Party A's rights, liabilities, duties and obligations under the Agreement and all relevant Transactions, which terms are identical to the terms of this Agreement, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the

[LOGO OMITTED] [MERRILL LYNCH]




      representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details, and (ii) each Rating Agency has been given prior written notice of such transfer, or (B) (i) on terms that (x) have the effect of preserving for Party B the economic equivalent of all payment and delivery obligations (whether absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement immediately before such transfer and (y) are, in all material respects, no less beneficial for Party B than the terms of this Agreement immediately before such transfer, as determined by Party B, and
      (ii) Moody's has been given prior written notice of such transfer and the Rating Agency Condition is satisfied with respect to S&P; (f) Party A will be responsible for any costs or expenses incurred in connection with such transfer (including any replacement cost of entering into a replacement transaction); and (g) such transfer otherwise complies with the terms of the Pooling and Servicing Agreement.


      "Rating Agency Condition" means, with respect to any particular proposed act or omission to act hereunder and each Rating Agency specified in connection with such proposed act or omission, that the party proposing such act or failure to act must consult with each of the specified Rating Agencies and receive from each such Rating Agency prior written confirmation that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of any Certificates or Notes.


      "Rating Agencies" mean, with respect to any date of determination, each of S&P,and Moody's to the extent that each such rating agency is then providing a rating for any of the Mortgage Pass-Through Certificates Series 2007-FLX6 (the "Certificates") or any notes backed by any of the Certificates (the "Notes").



      "Relevant Entities" mean Party A and, to the extent applicable, a guarantor under an Eligible Guarantee.



      "Replacement Transaction" means, with respect to any Terminated Transaction or group of Terminated Transactions, a transaction or group of transactions that (A) has terms which would be effective to transfer to a transferee all, but not less than all, of Party A's rights, liabilities, duties and obligations under this Agreement

[LOGO OMITTED] [MERRILL LYNCH]



      and all relevant Transactions, which terms are identical to the terms of this Agreement, other than party names, dates relevant to the effective date of such transfer, tax representations (provided that the representations in Part 2(a)(i) are not modified) and any other representations regarding the status of the substitute counterparty of the type included in Part 5(b)(iv), Part 5(v)(i)(2) or Part 5(v)(ii), notice information and account details, save for the exclusion of provisions relating to Transactions that are not Terminated Transactions, or (B) (x) would have the effect of preserving for Party B the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) under this Agreement in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date, and (y) has terms which are, in all material respects, no less beneficial for Party B than those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions), as determined by Party B.



      "Required Ratings Downgrade Event" means that no Relevant Entity has credit ratings at least equal to the Required Ratings Threshold.



      "Required Ratings Threshold" means each of the S&P Required Ratings Threshold and the Moody's Second Trigger Ratings Threshold



      "S&P" means Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.



      "S&P Approved Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, a short-term unsecured and unsubordinated debt rating of "A-1" from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of "A+" from S&P.

[LOGO OMITTED] [MERRILL LYNCH]





      "S&P Required Ratings Downgrade Event" means that no Relevant Entity has credit ratings from S&P at least equal to the S&P Required Ratings Threshold.



      "S&P Required Ratings Threshold" means, with respect to Party A, the guarantor under an Eligible Guarantee, or an Eligible Replacement, (I) if such entity is a Financial Institution, a short-term unsecured and unsubordinated debt rating of "A-2" from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of "BBB+" from S&P, or (II) if such entity is not a Financial Institution, a short-term unsecured and unsubordinated debt rating of "A-1" from S&P, or, if such entity does not have a short-term unsecured and unsubordinated debt rating from S&P, a long-term unsecured and unsubordinated debt rating or counterparty rating of "A+" from S&P.





               [Remainder of this page intentionally left blank.]

[LOGO OMITTED] [MERRILL LYNCH]



Item 4. Account Details and Settlement Information:

Party A:     Deutsche Bank Trust Company Americas, New York, NY: 021001033'

             FAO:  Merrill Lynch Capital Services, Inc., New York, NY

             Acct:  00-811-874



Party B:     Deutsche Bank Trust Co - Americas

             New York, NY  10006

             ABA 021-001-033

             Account 01419663

             Name:  NYLTD Funds Control-Stars West

             Re:  IndyMac INDX Mortgage Loan Trust

             2007-FLX6 Swap Account


This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

[LOGO OMITTED] [MERRILL LYNCH]



We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

MERRILL LYNCH CAPITAL SERVICES, INC. ("Party A")



By:      _______________________________
         Name:
         Title:


Party B, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the date hereof.

DEUTSCHE BANK NATIONAL TRUST COMPANY, not in its individual capacity but solely as Swap Trustee on behalf of the SwapTrust with respect to INDYMAC INDX MORTGAGE LOAN TRUST 2007-FLX6, Mortgage Pass-Through Certificates, Series 2007-FLX6




By:      _______________________________
         Name:
         Title:

[LOGO OMITTED] [MERRILL LYNCH]



                                   SCHEDULE A

-------- --------------------------------- -------------------------
                Calculation Period
-------- --------------------------------- -------------------------
            From and          To but                 USD
           Including *      Excluding *        Notional Amount
-------- ---------------- ---------------- -------------------------
   1        25-Jul-08        25-Aug-08           1,370,829.14
-------- ---------------- ---------------- -------------------------
   2        25-Aug-08        25-Sep-08           1,339,452.32
-------- ---------------- ---------------- -------------------------
   3        25-Sep-08        25-Oct-08           1,306,989.54
-------- ---------------- ---------------- -------------------------
   4        25-Oct-08        25-Nov-08           1,274,451.95
-------- ---------------- ---------------- -------------------------
   5        25-Nov-08        25-Dec-08           1,243,422.32
-------- ---------------- ---------------- -------------------------
   6        25-Dec-08        25-Jan-09           1,221,144.03
-------- ---------------- ---------------- -------------------------
   7        25-Jan-09        25-Feb-09           1,202,325.71
-------- ---------------- ---------------- -------------------------
   8        25-Feb-09        25-Mar-09           1,183,849.22
-------- ---------------- ---------------- -------------------------
   9        25-Mar-09        25-Apr-09           1,167,012.87
-------- ---------------- ---------------- -------------------------
  10        25-Apr-09        25-May-09           1,150,896.69
-------- ---------------- ---------------- -------------------------
  11        25-May-09        25-Jun-09           1,137,493.70
-------- ---------------- ---------------- -------------------------
  12        25-Jun-09        25-Jul-09           1,123,000.73
-------- ---------------- ---------------- -------------------------
  13        25-Jul-09        25-Aug-09           1,106,964.11
-------- ---------------- ---------------- -------------------------
  14        25-Aug-09        25-Sep-09           1,090,771.95
-------- ---------------- ---------------- -------------------------
  15        25-Sep-09        25-Oct-09           1,073,585.72
-------- ---------------- ---------------- -------------------------
  16        25-Oct-09        25-Nov-09           1,055,117.94
-------- ---------------- ---------------- -------------------------
  17        25-Nov-09        25-Dec-09           1,037,357.62
-------- ---------------- ---------------- -------------------------
  18        25-Dec-09        25-Jan-10           1,019,947.94
-------- ---------------- ---------------- -------------------------
  19        25-Jan-10        25-Feb-10           1,005,122.90
-------- ---------------- ---------------- -------------------------
  20        25-Feb-10        25-Mar-10             989,767.90
-------- ---------------- ---------------- -------------------------
  21        25-Mar-10        25-Apr-10             975,754.27
-------- ---------------- ---------------- -------------------------
  22        25-Apr-10        25-May-10             961,997.23
-------- ---------------- ---------------- -------------------------
  23        25-May-10        25-Jun-10             950,814.32
-------- ---------------- ---------------- -------------------------
  24        25-Jun-10        25-Jul-10             934,941.59
-------- ---------------- ---------------- -------------------------
  25        25-Jul-10        25-Aug-10             912,808.96
-------- ---------------- ---------------- -------------------------
  26        25-Aug-10        25-Sep-10             880,165.70
-------- ---------------- ---------------- -------------------------
  27        25-Sep-10        25-Oct-10             847,206.18
-------- ---------------- ---------------- -------------------------
  28        25-Oct-10        25-Nov-10             816,167.71
-------- ---------------- ---------------- -------------------------
  29        25-Nov-10        25-Dec-10             790,462.33
-------- ---------------- ---------------- -------------------------
  30        25-Dec-10        25-Jan-11             767,860.95
-------- ---------------- ---------------- -------------------------
  31        25-Jan-11        25-Feb-11             747,873.97
-------- ---------------- ---------------- -------------------------
  32        25-Feb-11        25-Mar-11             728,427.13
-------- ---------------- ---------------- -------------------------
  33        25-Mar-11        25-Apr-11             710,403.24
-------- ---------------- ---------------- -------------------------
  34        25-Apr-11        25-May-11             692,857.33
-------- ---------------- ---------------- -------------------------
  35        25-May-11        25-Jun-11             677,443.81
-------- ---------------- ---------------- -------------------------
  36        25-Jun-11        25-Jul-11             664,281.15
-------- ---------------- ---------------- -------------------------
  37        25-Jul-11        25-Aug-11             648,160.86
-------- ---------------- ---------------- -------------------------
  38        25-Aug-11        25-Sep-11             631,525.41
-------- ---------------- ---------------- -------------------------
  39        25-Sep-11        25-Oct-11             613,661.74
-------- ---------------- ---------------- -------------------------
  40        25-Oct-11        25-Nov-11             594,688.86
-------- ---------------- ---------------- -------------------------
  41        25-Nov-11        25-Dec-11             576,434.86
-------- ---------------- ---------------- -------------------------
  42        25-Dec-11        25-Jan-12             557,695.28
-------- ---------------- ---------------- -------------------------

[LOGO OMITTED] [MERRILL LYNCH]



-------- ---------------- ---------------- -------------------------
  43        25-Jan-12        25-Feb-12             540,259.70
-------- ---------------- ---------------- -------------------------
  44        25-Feb-12        25-Mar-12             522,517.26
-------- ---------------- ---------------- -------------------------
  45        25-Mar-12        25-Apr-12             505,290.84
-------- ---------------- ---------------- -------------------------
  46        25-Apr-12        25-May-12             485,145.67
-------- ---------------- ---------------- -------------------------
  47        25-May-12        25-Jun-12             466,157.29
-------- ---------------- ---------------- -------------------------
  48        25-Jun-12        25-Jul-12             446,479.77
-------- ---------------- ---------------- -------------------------
  49        25-Jul-12        25-Aug-12             424,040.29
-------- ---------------- ---------------- -------------------------
  50        25-Aug-12        25-Sep-12             400,221.93
-------- ---------------- ---------------- -------------------------
  51        25-Sep-12        25-Oct-12             374,788.40
-------- ---------------- ---------------- -------------------------
  52        25-Oct-12        25-Nov-12             350,239.33
-------- ---------------- ---------------- -------------------------
  53        25-Nov-12        25-Dec-12             327,895.90
-------- ---------------- ---------------- -------------------------
  54        25-Dec-12        25-Jan-13             307,592.32
-------- ---------------- ---------------- -------------------------
  55        25-Jan-13        25-Feb-13             290,699.40
-------- ---------------- ---------------- -------------------------
  56        25-Feb-13        25-Mar-13             275,208.54
-------- ---------------- ---------------- -------------------------
  57        25-Mar-13        25-Apr-13             260,983.31
-------- ---------------- ---------------- -------------------------
  58        25-Apr-13        25-May-13             247,909.84
-------- ---------------- ---------------- -------------------------
  59        25-May-13        25-Jun-13             236,263.63
-------- ---------------- ---------------- -------------------------
  60        25-Jun-13        25-Jul-13             225,495.89
-------- ---------------- ---------------- -------------------------
  61        25-Jul-13        25-Aug-13             214,139.47
-------- ---------------- ---------------- -------------------------
  62        25-Aug-13        25-Sep-13             203,336.57
-------- ---------------- ---------------- -------------------------
  63        25-Sep-13        25-Oct-13             192,964.05
-------- ---------------- ---------------- -------------------------
  64        25-Oct-13        25-Nov-13             177,168.08
-------- ---------------- ---------------- -------------------------
  65        25-Nov-13        25-Dec-13             163,815.74
-------- ---------------- ---------------- -------------------------
  66        25-Dec-13        25-Jan-14             152,138.25
-------- ---------------- ---------------- -------------------------
  67        25-Jan-14        25-Feb-14             142,460.86
-------- ---------------- ---------------- -------------------------
  68        25-Feb-14        25-Mar-14             133,648.45
-------- ---------------- ---------------- -------------------------
  69        25-Mar-14        25-Apr-14             126,083.57
-------- ---------------- ---------------- -------------------------
  70        25-Apr-14        25-May-14             119,367.64
-------- ---------------- ---------------- -------------------------
  71        25-May-14        25-Jun-14             113,579.48
-------- ---------------- ---------------- -------------------------
  72        25-Jun-14        25-Jul-14             108,043.71
-------- ---------------- ---------------- -------------------------
  73        25-Jul-14        25-Aug-14             102,037.76
-------- ---------------- ---------------- -------------------------
  74        25-Aug-14        25-Sep-14              96,341.25
-------- ---------------- ---------------- -------------------------
  * Such dates being subject to adjustment in accordance with the Modified Following Business Day Convention with respect to the Floating Rate Payer
--------------------------------------------------------------------

[LOGO OMITTED] [MERRILL LYNCH]



                                     Annex A

                    Paragraph 13 of the Credit Support Annex

[LOGO OMITTED] [MERRILL LYNCH]


                                     Annex B

                               Item 1115 Agreement